SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549
   ===========================================================================

                           SCHEDULE  14A  INFORMATION

  PROXY  STATEMENT  PURSUANT  TO  SECTION 14(A) OF THE SECURITIES  EXCHANGE  ACT
                                     OF 1934

FILED  BY  THE  REGISTRANT  [X]

FILED  BY  A  PARTY  OTHER  THAN  THE  REGISTRANT  [_]

CHECK  THE  APPROPRIATE  BOX:

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  PRELIMINARY  PROXY  STATEMENT

[   ]  DEFINITIVE  PROXY  STATEMENT

[_]  DEFINITIVE  ADDITIONAL  MATERIALS

[_]  SOLICITING  MATERIAL  PURSUANT  TO  RULE  14A-11(C)  OR  RULE  14A-12

                                  ABC-NACO INC.
-
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

-
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     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

-
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               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO  FEE  REQUIRED.

[_]  FEE  COMPUTED  ON  TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

(1)  TITLE  OF  EACH  CLASS  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

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(2)  AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

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(3)  PER  UNIT  PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT
TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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(4)  PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:

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(5)  TOTAL  FEE  PAID:

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[_]  FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS.

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[_]  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT  PREVIOUSLY  PAID:

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(2)  FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NO.:

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(3)  FILING  PARTY:

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(4)  DATE  FILED:

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                 PRELIMINARY COPY - FOR INFORMATION OF SEC ONLY

                                  ABC-NACO INC.
                        2001 BUTTERFIELD ROAD, SUITE 502
                          DOWNERS GROVE, ILLINOIS 60515

                            _____________ _____, 2001


Dear  Fellow  Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ABC-NACO Inc. to be held on __________________, 2001 at 9:00 a.m., local time, in the Shareholders' Room (21st Floor) of Bank of America Illinois, 231 S. LaSalle Street, Chicago, Illinois, 60604.

     Enclosed you will find a notice setting forth the business expected to come before the meeting, the Proxy Statement, a form of proxy and a copy of the Company's Annual Report.

     Whether or not you plan to attend the meeting in person, your shares should be represented and voted at the meeting. After reading the enclosed Proxy Statement, kindly complete, sign, date and promptly return the proxy in the enclosed self-addressed envelope. No postage is required if it is mailed in the United States. Submitting the proxy will not preclude you from voting in person at the meeting should you later decide to do so. Your cooperation in promptly submitting your proxy is greatly appreciated.

     We  look  forward  to  seeing  you  at  the  meeting.

Sincerely,

Joseph  A.  Seher
Chairman  of  the  Board
and  Chief  Executive  Officer

                 PRELIMINARY COPY - FOR INFORMATION OF SEC ONLY

                                  ABC-NACO INC.
                        2001 BUTTERFIELD ROAD, SUITE 502
                          DOWNERS GROVE, ILLINOIS 60515


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            _____________ _____, 2001


     The Annual Meeting of Stockholders of ABC-NACO Inc. (the "Company") will be held on __________________, 2001 at 9:00 a.m., local time, in the Shareholders' Room (21st Floor) of Bank of America Illinois, 231 S. LaSalle Street, Chicago, Illinois, 60604, for the following purposes:

1. To elect to the Board of Directors for a three-year term one class of directors, consisting of four directors;

2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants;

3. To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock; and

4.     To transact any other business that may properly come before the meeting.

     The record date for the determination of the stockholders entitled to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on _______________________, 2001. Additional information regarding the matters to be acted on at the Annual Meeting can be found in the accompanying Proxy Statement.

By  Order  of  the  Board  of  Directors,

Mark  Baggio
Vice  President,  General  Counsel  and
Secretary


__________
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

                 PRELIMINARY COPY - FOR INFORMATION OF SEC ONLY

                                  ABC-NACO INC.
                        2001 BUTTERFIELD ROAD, SUITE 502
                          DOWNERS GROVE, ILLINOIS 60515

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON ____________, 2001

                                     GENERAL

     You are receiving this proxy statement and proxy card from us because you own shares of common stock in ABC-NACO Inc. (the "Company"). This proxy statement describes the proposals on which we would like you to vote. It also gives you information so that you can make an informed decision. We first mailed this proxy statement and the form of proxy to stockholders on or about April ___, 2001.

                              VOTING AT THE MEETING

DATE,  TIME  AND  PLACE  OF  THE  MEETING

     We will hold the annual meeting in the Shareholders' Room (21st Floor) of Bank of America Illinois, 231 South LaSalle Street, Chicago, Illinois 60604, at 9:00 a.m., local time, on ____________________, 2001.

WHO  CAN  VOTE

     Record holders of the Company's common stock at the close of business on ___________, 2001 are entitled to notice of and to vote at the meeting. On the record date, approximately __________ shares of common stock were issued and outstanding and held by approximately _______ holders of record.

QUORUM  FOR  THE  MEETING

     A quorum of stockholders is necessary to take action at the annual meeting. A majority of the outstanding shares of common stock of the Company, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting. The inspector of election will determine whether a quorum is present at the annual meeting. The inspector of election will treat directions to withhold authority, abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not have authority to vote the shares. In the event that a quorum is not present at the meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

VOTES  REQUIRED

     The four nominees for director who receive the greatest number of votes cast in person or by proxy at the annual meeting will be elected directors of the Company. The proposal to amend the Restated Certificate of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of a majority of the outstanding shares of the Company's common stock. The ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2001 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting.

     You are entitled to one vote on each matter to be considered at the meeting for each share of common stock you own on the record date. A broker who holds shares of common stock in nominee name will have discretionary authority to vote those shares on all proposals being submitted at the meeting.

     Abstentions may be specified on all proposals except the election of directors. Abstentions will be counted as present for purposes of the item on which the abstention is noted and, thus, have the effect of a vote against the proposal. With regard to the election of directors, votes may be cast in favor of or withheld with respect to any or all four nominees; votes that are withheld will be excluded entirely from the vote and will have no effect. Shares represented by a proxy as to which there is a broker non-vote or a proxy in which authority to vote for any matter considered is withheld will have no effect on the vote for the ratification of the appointment of the independent public accountants, but will have the effect of a vote against the proposal to amend the Restated Certificate of Incorporation. Votes will be tabulated by American Stock Transfer and Trust Company, the Company's transfer agent.

HOW  YOU  CAN  VOTE

     You may attend the annual meeting and vote your shares in person. You also may choose to submit your proxies by completing the enclosed proxy card, dating and signing it and returning it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted in favor of each of the proposals presented at the annual meeting. If your shares are held in "street name" (i.e., in the name of a broker, bank or other record holder), you must either direct the record holder of your shares how to vote your shares or obtain a proxy from the record holder to vote at the annual meeting.

HOW  YOU  MAY  REVOKE  OR  CHANGE  YOUR  VOTE

     You can revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:
-

Submitting  a  later-dated  proxy  by  mail.

Sending a written notice, including by telegram or telecopy, to the Secretary of the Company. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the meeting to:

ABC-NACO  Inc.
2001  Butterfield  Road
Suite  502
Downers  Grove,  IL  60515
Attention:  Secretary

Attending the annual meeting and voting in person. Your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the annual meeting.

COSTS  OF  SOLICITATION

     The Company will pay the costs of soliciting proxies. The Company has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies and to verify certain records to the solicitations. The Company will pay Corporate Investor Communications, Inc. a fee of $___ as compensation for its services and will reimburse it for its related out-of-pocket expenses.

     In addition to solicitation by mail, the directors, officers and employees of the Company may also solicit proxies from stockholders by telephone, telecopy, telegram or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

                        PROPOSAL 1  ELECTION OF DIRECTORS

INTRODUCTION

     The Board of Directors is divided into three classes of directors, with Class I and Class II currently consisting of two directors each and Class III currently consisting of four directors. At each annual meeting of the stockholders, a class of directors shall be elected for a term expiring at the third succeeding annual meeting of stockholders after its election, to succeed that class of directors whose term then expires. Each director shall hold office until his or her successor has been duly elected and qualified, or until the director's earlier resignation, death or removal.

     The Board of Directors proposes the election as directors of the four persons named below under "Class III Director Nominees Term Expiring in 2004," to hold office for a term ending at the annual meeting of stockholders to be held in 2004. The Company has inquired of each nominee and has ascertained that each will serve if elected. The remaining four directors named below will continue in office. While the Board of Directors does not anticipate that any of the nominees will be unable to stand for election as a director at the annual meeting, if that is the case, proxies will be voted in favor of such other person or persons designated by the Board of Directors.

     Each nominee is a current director of the Company. Set forth below is a brief description of the background of the nominees for election as directors and of the directors continuing in office.

CLASS  III  DIRECTOR  NOMINEES  TERM  EXPIRING  IN  2004

     Daniel W. Duval. Mr. Duval, age 64, has been a director of the Company since February 1999. Prior thereto, Mr. Duval served as a director of NACO, Inc. since 1995. Mr. Duval was President and Chief Executive Officer and a director of Robbins & Myers, Inc., a manufacturer of fluid management equipment for process industries, from 1986 to 1998 and was Vice Chairman and a director until his retirement from Robbins & Myers, Inc. on December 31, 1999. Prior to that time, Mr. Duval was President and Chief Operating Officer of Midland-Ross Corporation, a diversified industrial manufacturing company. Mr. Duval also serves as a director of Arrow Electronics Inc., Gosiger, Inc., National City and The Manitow Co. Inc.

     Jean-Pierre M. Ergas. Mr. Ergas, age 61, has served as a director of the Company since February 1999. Prior thereto, Mr. Ergas served as director of ABC Rail Products Corporation since July 1995. Since January 1, 2000, Mr. Ergas has been Chairman and Chief Executive Officer of BWAY Corporation, a manufacturer of metal containers. Prior to that time, Mr. Ergas was the Executive Vice President of Alcan Aluminum Limited ("Alcan"), an international manufacturer of aluminum. From June 1995 to January 1996, Mr. Ergas served as Senior Advisor to the Chief Executive Officer of Alcan. During 1994, Mr. Ergas served as a trustee in residence of DePaul University. From 1991 to 1993, Mr. Ergas served as Chairman and Chief Executive Officer of American National Can Company ("ANC"), a manufacturer of consumer goods packaging. From 1989 to 1991, Mr. Ergas served as Chief Executive Officer of ANC. Mr. Ergas also serves as a director of Brockway Standard Inc. and Dover Corporation.

     Donald W. Grinter. Mr. Grinter, age 64, served as Chairman of the Board of the Company from February 1999 until July 2000. Mr. Grinter served as a director of ABC Rail Products Corporation from 1991 until February 1999 and as Chief Executive Officer and Chairman of the Board of ABC Rail Products Corporation from December 1993 until February 1999. From August 1991 until December 1993, Mr. Grinter served as President and Chief Executive Officer of ABC Rail Products Corporation and from August 1989 until August 1991, he served as President and Chief Operating Officer of ABC Rail Products Corporation. From June 1987 until August 1989, Mr. Grinter was President of the Supermarket Group of Hussmann Corporation, a commercial refrigerator company. Hussmann Corporation is a subsidiary of IC Industries (now PepsiAmericas, Inc.), the parent company of Abex Corporation ("Abex"), a diversified industrial manufacturing company, from which ABC Rail Products Corporation purchased substantially all of its assets in 1989. Mr. Grinter served as an Executive Vice President of Abex from June 1984 until June 1987.

     Joseph A. Seher. Mr. Seher, age 57, has served as Chairman of the Board since September 20, 2000 and Chief Executive Officer of the Company since February 1999. Prior thereto, Mr. Seher served as Chairman of the Board and Chief Executive Officer of NACO, Inc. since its formation in 1987. From 1985 to 1987, Mr. Seher was Chairman of the Board and Chief Executive Officer of National Castings, Inc., a subsidiary of NACO, Inc., a rail products corporation. From 1981 to 1985, Mr. Seher was Executive Director of Corporate Development for Atcor, Inc., a manufacturer and distributor of electrical, mechanical, fire protection and consumer products. Mr. Seher has also served as a management consultant with A.T. Kearney & Co., a management consulting firm, and as an instructor at The Harvard Business School.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES TO THE BOARD OF DIRECTORS.

CLASS  I  DIRECTORS  CONTINUING  IN  OFFICE  TERM  EXPIRING  IN  2002

     James E. Martin. Mr. Martin, age 74, has served as a director of the Company since February 1999. Prior thereto, Mr. Martin served as a director of ABC Rail Products Corporation since July 1995. From May 1995 until December 1995, Mr. Martin served as the Senior Vice President, Operations of Chicago and North Western Railway Company, a freight railway company. From April 1994 to May 1995, he served as Executive Vice President, Operations of Chicago and North Western Transportation Company. From 1989 to March 1994, Mr. Martin was the President of The Belt Railway Company of Chicago. From April 1983 to December 1988, Mr. Martin served as President/Chief Operating Officer of Illinois Central Railroad.

     Willard H. Thompson. Mr. Thompson, age 72, has served as a director of the Company since February 1999. Prior thereto, Mr. Thompson served as a director of NACO, Inc. since 1988. Mr. Thompson has been an owner and a senior transport consultant of Transport Specialty Group of California, Inc., a transportation consulting company, since 1988. Mr. Thompson has also served as a railroad transport/intermodal specialist for the World Bank.

CLASS  II  DIRECTORS  CONTINUING  IN  OFFICE  TERM  EXPIRING  IN  2003

     Richard A. Drexler. Mr. Drexler, age 53, has served as a director of the Company since February 1999. Prior thereto, Mr. Drexler served as a director of NACO, Inc. since 1995. Since 1993, Mr. Drexler has served as Chairman, Chief Executive Officer and President of Allied Products Corporation.

     George W. Peck IV. Mr. Peck, age 69, has served as a director of the Company since February 1999. Prior thereto, Mr. Peck served as a director of ABC Rail Products Corporation since August 1991. Mr. Peck served as a principal of Kohlberg & Co., L.L.C., a New York merchant banking firm ("Kohlberg"), from 1987 to 1997 and as a special limited principal with Kohlberg from 1997 to present. From 1963 to 1987, Mr. Peck was a Director and Vice President of Canny, Bowen Inc., an executive recruiting firm. Mr. Peck serves as a director of Simplicity Manufacturing Company.

BOARD  OF  DIRECTORS  MEETINGS  AND  COMMITTEES

     The Board of Directors held six (6) meetings in 2000. The Company has standing Audit and Compensation Committees. The Company does not have a Nominating Committee.

     Audit Committee. The Audit Committee is responsible for recommending annually to the Board of Directors the appointment of the Company's independent public accountants; discussing and reviewing the scope and the fees of the prospective annual audit; reviewing the results thereof with the Company's independent public accountants; reviewing compliance with existing major accounting and financial policies of the Company; reviewing the adequacy of the Company's financial organization; reviewing management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices; reviewing and approving (with the concurrence of a majority of the Company's independent directors) transactions, if any, with affiliated parties; and performing such other duties as set forth in the "Audit Committee Charter," a copy of which is attached as Exhibit 1 to this proxy statement. The Audit Committee is currently comprised of Messrs. Ergas (Chairman), Drexler and Martin, each of whom is an "independent director," as that term is defined by the applicable rules of the National Association of Securities Dealers, Inc. The Audit Committee held six (6) meetings in 2000.

     Compensation Committee. The Compensation Committee is responsible for establishing the Company's executive officer compensation policies and for administering these policies. The Compensation Committee is currently comprised of Messrs. Duval (Chairman), Peck and Thompson. The Compensation Committee held four (4) meetings in 2000.

     During 2000, each of the Company's current directors attended at least 75% of the meetings of the Board of Directors and the Committees on which he served (during the period that he served).

COMPENSATION  OF  DIRECTORS

     During 2000, the Company's directors who were not receiving compensation as officers or employees of the Company were paid an annual retainer of $25,000 and a fee of $1,500 per day for attending each meeting of the Board of Directors and each meeting of any committee of which they were a member. All directors are reimbursed for expenses incurred in connection with their attendance at Board of Directors and committee meetings. Non-employee directors are eligible to participate in the Company's 1999 Omnibus Stock Plan, and in 2000, each non-employee director was granted stock options to purchase 5,000 shares of the Company's common stock at an exercise price of $6.3203 per share.

                             EXECUTIVE COMPENSATION

SUMMARY

     The following table shows the compensation of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers for services rendered in all capacities to the Company and its subsidiaries for the periods shown below.

                           SUMMARY COMPENSATION TABLE


                                                                           LONG-TERM
                                     ANNUAL COMPENSATION                 COMPENSATION
                            ---------------------------------------------------------------------------------
                                                                            AWARDS
                                                                            ------
                                                                            SECURITIES
                                FISCAL YEAR /                               UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION   TRANSITION PERIOD (1)  SALARY ($)  BONUS ($)   OPTIONS (#)    COMPENSATION
---------------------------------------------------------------------------------------------------------
Joseph A. Seher . . . .              2000             505,623          0           35,000           2,450
Chairman of the Board and    8/99 - 12/99(3)          188,657          0                0           3,267
Chief Executive Officer .            1999(4)          209,925      173,488              0               0
                                     1998               N/A           N/A             N/A             N/A

Donald W. Grinter . . . . . .        2000             200,421          0           35,000         254,120
Former Chairman of the Board 8/99 - 12/99 (3)         139,903          0                0               0
                                     1999             315,000      111,510         35,000           8,592
                                     1998             301,664      197,820              0           8,592

Vaughn W. Makary
President and .                      2000             380,160          0           35,000           6,970
Chief Operating Officer .    8/99 - 12/99 (3)         158,400          0                0               0
                                     1999 (4)         162,398      112,147         35,000           5,229
                                     1998               N/A          N/A            N/A               N/A

John W. Waite . . .                  2000             319,242          0           35,000            6,871
Executive Vice President and 8/99 - 12/99 (3)         118,248          0                0                0
Chief Administrative Officer         1999 (4)         132,285       80,351        35,000             4,787
                                     1998               N/A          N/A           N/A                 N/A

James P. Singsank (5)                2000             188,855          0           20,000            6,917
Senior Vice President and    8/99 - 12/99 (3)          71,485          0               0             2,099
Chief Financial Officer              1999 (4)         145,268       37,949         20,000            4,461
                                     1998               N/A          N/A            N/A                N/A


_______________

(1)    In 1999, the Company changed its fiscal year-end to December 31 from July
31. In accordance with the rules of the Securities and Exchange Commission, compensation information is presented for the most recent full fiscal year (January 1, 2000 to December 31, 2000, referred to as "2000"), the transition period (August 1, 1999 to December 31, 1999, referred to as "8/99 - 12/99" or the "Transition Period"), and the two prior full fiscal years (August 1, 1998 to July 31, 1999, referred to as "1999," and August 1, 1997 to July 31, 1998, referred to as "1998").

(2) Amounts shown for all persons other than Mr. Grinter represent employer matching contributions under the Company's Savings and Investment 401(k) Plan (the "401(k) Plan"). Amounts shown for Mr. Grinter include (i) $4,092 in 2000, 1999 and 1998 for premiums paid on a life insurance policy on Mr. Grinter's life, of which Mr. Grinter's spouse is the beneficiary; (ii) employer matching contributions in 2000, 1999 and 1998 of $7,400, $4,500 and $4,500, respectively, under the 401(k) Plan; and (iii) $184,534 in 2000 pursuant to the Company's severance program and $62,186 in 2000 from a non-qualified deferred compensation program.

(3) Amounts shown in the salary column represent compensation paid for the Transition Period. No bonuses were paid to the named executive officers for the Transition Period. Salary paid for the twelve-month period ended December 31, 1999 to the named executive officers was in order of appearance $462,126, $319,903, $373,075, $314,052, and $163,418 respectively.

(4) Information for Messrs. Seher, Makary and Waite in 1999 reflects only compensation paid to such persons by the Company after February 19, 1999 (the effective date of the merger between ABC and NACO, Inc., referred to as the "Merger"). Prior to the Merger, such persons were directors and/or executive officers of NACO, and not the Company, and, accordingly, no compensation information is reflected in the table for such persons prior to the Merger in 1999 or in 1998.

(5) James P. Singsank became Senior Vice President and Chief Financial Officer of the Company on July 6, 1999 and, accordingly, no compensation information is reflected in the table for Mr. Singsank in 1998.

OPTION  GRANTS  IN  2000

     The following table sets forth certain information as to options to purchase common stock granted to the named executive officers during 2000, and the potential realizable value of each grant of options, assuming that the market price of the underlying common stock appreciates in value during the ten-year option term at annualized rates of 5% and 10%.

                              OPTION GRANTS IN 2000


                             INDIVIDUAL GRANTS
                                                                             Potential Realizable
                                                                                Value at Assumed
                            Number of       Percent of                           Annual Rates of
                            Securities    Total Options    Exercise                Stock Price
                            Underlying      Granted to     or Base               Appreciation for
                            Options        Employees in     Price   Expiration     Option Term (3)
Name and Principal Position  Granted(1)(#)  2000           ($/Sh)(2)   Date       5% ($)   10% ($)
--------------------------------------------------------------------------------------------------
Joseph A. Seher . . . . .     35,000        10.39%         6.95230  6/21/10      153,031  387,806
Donald W. Grinter . . . .     35,000        10.39%         6.32030  6/21/10      139,119  352,552
Vaughn W. Makary. . . . .     35,000        10.39%         6.32030  6/21/10      139,119  352,552
John W. Waite . . . . . .     35,000        10.39%         6.32030  6/21/10      139,119  352,552
James P. Singsank . . . .     20,000         5.93%         6.32030  6/21/10       79,497  201,458


_______________

(1) All options granted in 2000 to the named executive officers were made pursuant to the Company's 1999 Omnibus Stock Plan. All such options become exercisable in annual cumulative installments of 33 1/3%, commencing one year from date of grant, with full vesting occurring on the third anniversary date of the date of grant. Vesting may be accelerated as a result of certain changes in control of the Company.

(2) All options were granted at market value on the date of grant, based on the closing price of the common stock on the Nasdaq NMS as reported in The Wall Street Journal except for "substantial stockholders," as defined in Section 7 of the 1999 Omnibus Stock Plan, who are provided option grants with an exercise price equal to the FMV plus 10%.

(3) Potential realizable value is reported net of the option exercise price but before taxes associated with exercise. These amounts assume annual compounding results in total appreciation of approximately 63% (5% per year) and approximately 159% (10% per year). There can be no assurance that the amounts reflected in this table will be achieved.

OPTION  EXERCISES  IN  2000

     The table below sets forth certain information as to the value of unexercised options held by each of the named executive officers as of December 31, 2000. No named executive officer exercised any options in 2000.

                       AGGREGATED OPTION EXERCISES IN 2000
                        AND FISCAL YEAR-END OPTION VALUES


                                        Number of Securities          Value of Unexercised
                                       Underlying Unexercised             In-the-Money
                                           Options at                      Options at
                   Shares               Transition Period (#)        Transition Period ($)(1)
                 Acquired on  Value   ----------------------         ------------------------
                 Exercise (#) Realized   Exercisable Unexercisable   Exercisable Unexercisable
                 -----------------------------------------------------------------------------
Joseph A. Seher .     --        --          --          35,000           --          --
Donald W. Grinter     --        --       103,667        58,333           --          --
Vaughn W. Makary.     --        --        11,667        58,333           --          --
John W. Waite . .     --        --        11,667-       58,333           --          --
James P. Singsank     --        --        36,667        33,333           --          --

_______________

(1) Represents the difference between $5.92 (the average of the high and low sale prices of the common stock on the Nasdaq NMS as reported in The Wall Street Journal on December 31, 2000) and the option exercise price, multiplied by the number of shares of common stock covered by the options held.

SEVERANCE  AND  OTHER  ARRANGEMENTS

     The Company has severance and change in control arrangements with Messrs. Seher, Makary, Waite, and Singsank (the "Executives"). Each arrangement provides, among other things, that if the Company terminates an Executive's employment other than for cause (as defined in the agreement), the Company will be obligated to pay the Executive the following amounts as severance: (1) two times the Executive's base salary as of the termination date; (2) the Executive's pro rata bonus for the year in which he is terminated; and (3) certain car allowances and outplacement service fees. In addition, the Company shall continue the Executive's medical benefits and insurance coverage until the earlier of the date the Executive reaches age 65 and the date, if applicable, at which the Executive receives similar benefits from a new employer. If an Executive is terminated by the Company other than for cause or the Executive terminates his employment with the Company for good reason (as defined in the agreement) within three years of a change in control (as defined in the agreement), the Executive will be entitled to all of the foregoing severance payments and benefits plus the larger of (A) two times the average bonus paid to the Executive during the two fiscal years prior to his termination and (B) two times the bonus the Executive otherwise would have earned based on the Executive's current salary multiplied by the targeted bonus percentage for the Executive for the year in which he was terminated. If severance payments to an Executive would result in the imposition of an excise tax on the payments, the Company will also reimburse the Executive for the excise tax plus the income and excise taxes thereon.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     The Compensation Committee has furnished the following report on executive compensation to the stockholders of the Company. This report is not and will not be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     Committee. The Compensation Committee consists of Messrs. Duval, Peck and Thompson, each of whom is a non-employee director of the Company. The Committee is responsible for reviewing and approving annual salaries and bonuses for all officers and administering the Company's stock option plans.

     Compensation Policy and Objectives. The primary goal of the Company's Compensation Committee is to assure that the compensation provided to the Company's executive officers is linked to the Company's business strategies and objectives, thereby aligning the financial interests of senior management with those of the stockholders. Beyond that, the priorities of the Compensation
Committee are to assure that the Company's executive compensation programs enable the Company to attract, retain and motivate the high caliber of executives required for the success of the Company's business. These objectives are achieved through a variety of compensation programs, summarized below, which support both the current and long-term performance of the Company's business.

     The Committee evaluates the competitiveness of its executive compensation programs using information drawn from a variety of sources, including published survey data, information supplied by consultants, and the Company's own experience in recruiting and retaining executives. While there is no set peer group against which compensation has been or will be measured, the Committee reviews broad based industry salary data for manufacturing companies with sales in the Company's range and, when available, examines industry-specific data relative to a particular position.

     The Committee is cognizant of provisions under Section 162(m) of the Internal Revenue Code which limit the deductibility of certain compensation expenses. Section 162(m) did not limit the deductibility of any compensation paid by the Company in 2000.

     The following are the criteria considered by the Committee and the Board of Directors in establishing the Company's compensation programs for its executive officers and the factors considered in determining the compensation of the Company's chief executive officer in 2000.

     Base Salary. Base salaries for executive officers were determined by evaluating the responsibilities of the position, historical salary increases, market levels for similar positions and Company performance. Individual salaries varied somewhat below or above the prevailing market rates based upon the individual's performance and contribution to Company success and tenure on the job. Salaries are reviewed on an annual basis and adjusted as necessary based primarily upon individual performance with consideration given to each executive's total compensation package. Base salaries for 2000 were determined using these criteria.

     Annual Incentives. During 2000, executive officers that were employed by the Company had the opportunity to earn annual bonuses ranging from 30% to 60% of base salary ("Annual Bonuses") based on a combination of targeted earnings per share and return on managed assets established by the Board of Directors. The target amounts were established shortly before the start of 2000 and were evaluated by the Committee after the end of 2000. Over time, the Company has found that linking executive pay principally to the Company's earnings per share ties the executive's interests and rewards to those of the stockholder. No Annual Bonuses for 2000 were to be paid to executive officers on the earnings per share component unless the Company achieved 80% of the target. No Annual Bonuses for 2000 were to be paid to executive officers on the return on managed assets component unless the Company achieved 85% of the target. Since neither the minimum level of targeted earnings per share nor return on managed assets was achieved, the Company did not pay Annual Bonuses for 2000 to its executive officers.

     Long-Term Incentives. To further align the interests of stockholders and management, the Company grants stock options to its executive officers. The number of shares awarded is established and reviewed from time to time by the Compensation Committee on the basis of subjective factors. The exercise price is equal to the fair market value of the stock on the date of grant. The options are exercisable for periods determined by the Compensation Committee of the Board of Directors and expire ten years from the date of grant. Such stock options provide incentive for the creation of stockholder value since the full benefit of the compensation package cannot be realized unless the price of the common stock appreciates.

     CEO Compensation. Mr. Seher has served as Chief Executive Officer of the Company since the date of the Merger on February 19, 1999 and Chairman of the Board since September 2000. Mr. Seher's base salary was determined based on the vital importance of the Chief Executive Officer position and his overall service and performance on behalf of the Company. Mr. Seher also participates in the Annual Bonus program described above. No Annual Bonus was awarded to Mr. Seher in 2000 since the Company's performance goals were not met.

     Conclusion. The Committee believes that a high caliber, motivated management team is critical to sustained business success. Placing a significant portion of the total potential compensation for the named executive officers "at risk" and payable based on performance-based variables motivates and focuses management on its pay-for-performance policy which links executive rewards to stockholder returns.

     This  report  is  submitted  on  behalf  of  the  Compensation  Committee:

Daniel  W.  Duval  (Chairman)
George  W.  Peck,  IV
Willard  H.  Thompson

                   EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     During 2000, the Compensation Committee was comprised of Daniel W. Duval (Chairman), George W. Peck, IV and Willard H. Thompson. No executive officer of the Company served as a member of the compensation committee or as a director of any other entity that has an executive officer who serves on the Compensation Committee or is a director of the Company.

                            CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to the beneficial ownership of shares of common stock of each person or group known to the Company as of March 9, 2001 to be the beneficial owner of more than 5% of any class of the Company's voting securities. Each beneficial owner has sole investment and voting power with respect to the shares of common stock set forth below.


                                                Common Stock Beneficially
                                                  Owned on March 9, 2001
                                               --------------------------
                                            Number of    Percent of Class
NAME AND ADDRESS OF BENEFICIAL OWNER          Shares        Outstanding
-------------------------------------------------------------------------
State of Wisconsin Investment Board        1,125,000(1)        5.66%
P.O. Box 7842
Madison, WI  53707

State Street Research and Management Co.   1,285,700(2)        6.47%
One Financial Center
Boston, MA  02111

Wellington Management Company, LLC         1,294,400(3)        6.51%
75 State Street
Boston, MA  02109

ICM Asset Management, Inc                  1,403,105(4)        7.10%
601 W. Main Avenue, Ste 600
Spokane, WA  99201


_____________
(1) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001 by State of Wisconsin Investment Board.

(2) Based on information provided to the Company on March 16, 2001 by an outside service bureau.


(3) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001 by Wellington Management Company, LLP.

(4) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 6, 2001 by ICM Asset Management, Inc.

     The following table sets forth information as of March 9, 2001 as to the beneficial ownership of shares of common stock of each director, each nominee for director, and each named executive officer, individually, and all directors and executive officers of the Company, as a group. In general, "beneficial ownership" includes those shares that a director, director nominee or executive officer has the power to vote or transfer, as well as (1) shares that may be obtained within 60 days by any such person upon the exercise of options and (2) shares owned by immediate family members that reside with any such person. Except as otherwise indicated in the footnotes to the table, each individual has sole investment and voting power with respect to the shares of common stock set forth below.



                                              COMMON STOCK BENEFICIALLY
                                              OWNED ON MARCH 9, 2001
                                              --------------------------
                                           NUMBER OF        PERCENT OF CLASS
NAME OF BENEFICIAL OWNER                   SHARES            OUTSTANDING(9)
-------------------------------------      -------         -----------------
Richard A. Drexler. . . . . . . . . .     19,067(1)                   *
Daniel W. Duval . . . . . . . . . . .     21,067(2)                   *
Jean-Pierre Ergas . . . . . . . . . .     31,667(3)                   *
Donald W. Grinter . . . . . . . . . .    331,034(4)                  1.67%
Vaughn W. Makary .. . . . . . . . . .    463,205(5)                  2.33%
James E. Martin . . . . . . . . . . .     43,667(6)                   *
George W. Peck IV . . . . . . . . . .     24,667(2)                   *
Joseph A. Seher . . . . . . . . . . .  4,976,423(7)                 25.04%
James P. Singsank . . . . . . . . . .     40,667(8)                   *
Willard H. Thompson . . . . . . . . .     13,981(1)                   *
John W. Waite . . . . . . . . . . . .    393,935(5)                  1.98%
All directors and executive officers
as a group (14 persons) . . . . . . .  6,374,154(9)                 32.08%
                                       ------------

_______________
*     Less  than  one  percent  of  the  Company's  outstanding  common  stock.

(1)     Includes  1,667   shares  subject  to  outstanding  options  which  are
exercisable  as  of  or  within  60  days  of  March  9,  2001.

(2) Includes 2,000 shares owned of record by his spouse and 1,667 shares subject to outstanding options which are exercisable as of or within 60 days of March 9, 2001.

(3) Includes 16,667 shares subject to outstanding options which are exercisable as of or within 60 days of March 9, 2001.

(4) Includes 103,667 shares subject to outstanding options which are exercisable as of or within 60 days of March 9, 2001.

(5) Includes 11,667 shares subject to outstanding options which are exercisable as of or within 60 days of March 9, 2001.

(6) Includes 12,000 shares held in an irrevocable trust created for the benefit of Mr. Martin's grandchildren, with respect to which Mr. Martin shares investment power with the trustee, who is his daughter. Also includes 16,667 shares subject to outstanding options which are exercisable as of or within 60 days of March 9, 2001.

(7) Includes 2,436,000 shares held by the Seher Family Limited Partnership, for which Mr. Seher and his wife are the sole general partners and which Mr. Seher, his wife, the Deborah Jill Seher Trust and the Amy Marie Seher Trust are the sole limited partners. Such shares are owned indirectly through Mr. Seher's position as a general partner in the Seher Family Limited Partnership. Also includes 11,666 shares subject to outstanding options which are exercisable as of or within 60 days of March 9, 2001.

(8) Includes 36,667 shares subject to outstanding options which are exercisable as of or within 60 days of March 9, 2001.

(9) Includes 233,670 shares subject to outstanding options which are exercisable as of or within 60 days of March 9, 2001.

                      COMMON STOCK PRICE PERFORMANCE GRAPH

     The following common stock price performance graph compares the yearly change in the Company's cumulative total stockholder returns on its common stock during the Company's last five fiscal years and the Transition Period with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Railroads Index ("S&P Railroads"), assuming the investment of $100 on July 31, 1995 and the reinvestment of dividends (rounded to the nearest dollar).

                                 [GRAPH OMITTED]

                  07/31/95  07/31/96  07/31/97  07/31/98  07/31/99  12/31/99  12/31/00
ABC-NACO INC. .    $100.00   $ 83.09   $ 71.01   $ 55.07   $ 77.29   $ 31.88   $ 23.43
S&P 500 INDEX .    $100.00   $116.57   $177.34   $211.54   $254.28   $282.70   $256.97
RAILROADS - 500    $100.00   $112.65   $163.41   $128.70   $148.27   $120.10   $129.82

     This performance graph is presented in accordance with requirements of the Securities and Exchange Commission, but is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934. We caution you not to draw any conclusions from the data in the graph, as past results do not necessarily indicate future performance.

                             AUDIT COMMITTEE REPORT

     In accordance with rules recently adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

     The Audit Committee has reviewed and discussed with management and Arthur Andersen LLP, the Company's independent public accountants, the Company's audited financial statements for the year ended December 31, 2000;

     The Audit Committee has discussed with Arthur Andersen LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standard No. 61, as modified or supplemented; and

     The Audit Committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as modified or supplemented, and has discussed with Arthur Andersen LLP the independent public accountant's independence.

     Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     This  report  is submitted on behalf of the members of the Audit Committee:

Jean-Pierre  Ergas,  Chairman
Richard  A.  Drexler
James  E.  Martin


PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

GENERAL

     Subject to ratification by the stockholders, the Board of Directors has reappointed Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of the Company for the year ending December 31, 2001. If the stockholders should fail to ratify the appointment of the independent accountants, the Board of Directors would reconsider the appointment.

     It is expected that representatives of Arthur Andersen LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

AUDIT  FEES

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $737,000.

ALL  OTHER  FEES

     The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above under "Audit Fees," for the year ended December 31, 2000 were $832,000.

     The Audit Committee of the Company's Board of Directors has considered whether the provision of the non-audit services referred to under "All Other Fees" by Arthur Andersen LLP is compatible with maintaining the principal accountant's independence.


PROPOSAL 3 APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

          On March 23, 2001, the Company's board of directors unanimously adopted an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000 shares. If the amendment is approved by stockholders, ARTICLE FOURTH, Section 1 of the Restated Certificate of Incorporation would be amended to provide, in pertinent part, that the total number of shares of capital stock that the Company is authorized to issue shall be 51,000,000, "consisting of 50,000,000 shares of Common Stock having a par value of $.01 per share, and 1,000,000 shares of Preferred Stock having a par value of $1.00 per share."

     The Company is currently authorized under its Restated Certificate of Incorporation to issue 25,000,000 shares of common stock. As of _________, 2001], there were __________ shares of common stock issued and outstanding, no shares of common stock issued and held by the Company as treasury stock, 4,000,000 shares of common stock reserved for issuance upon conversion of the Company's Series B Cumulative Convertible Preferred Stock (the "Preferred Stock"), and an additional 600,000 shares of common stock reserved for issuance under the Company's benefit plans or upon exercise of options issued under such plans. As a result, as of _________, 2001, a total of 527,758 authorized shares of common stock remained available for future issuance. Adoption of the proposed amendment would increase the number of authorized shares of common stock available for future issuance to 25,527,758 shares.

PURPOSE  AND  EFFECTS

     The purpose of increasing the number of authorized shares of common stock is to provide additional authorized shares which may be issued for such corporate purposes as the board of directors determines in its discretion. These corporate purposes may include stock splits, stock dividends or other distributions, future financings, acquisitions and incentive stock and employee benefit plans. The increase in the number of authorized shares of common stock would enable the Company to take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders.

     If the amendment is approved the board of directors would be authorized to issue any of the additional shares of common stock at such times, to such persons and for such consideration as it may determine, except as may otherwise be required by applicable law or the rules of The Nasdaq Stock Market. The Company has no existing plans, understandings or agreements for the issuance of any additional shares of common stock, other than the shares under its employee benefit plans or upon conversion of the Preferred Stock. When and if they are issued, the additional shares of common stock would have the same rights and privileges as the presently outstanding shares of common stock. Holders of common stock do not have preemptive rights to subscribe for or purchase any part of any issue of common stock or securities convertible into common stock.

     The decision of the board of directors to propose an amendment increasing the number of authorized shares of common stock did not result from any effort by any person to accumulate the Company's stock or effect a change in control of the Company. One result of an increase, however, may be to help the board discourage or render more difficult a change in control. For example, the additional shares could be issued to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of, persons seeking to effect a takeover or gain control of the Company, whether or not the change of control is favored by a majority of unaffiliated stockholders. The Company could also privately place shares with purchasers who might side with the board in opposing a hostile takeover bid. The issuance of any additional shares of common stock could also have the effect of diluting the equity of existing holders and the earnings per share of existing shares of stock.

     The Company has a preferred stock purchase rights plan that provides stockholders the right to purchase shares of common stock of the Company (or of an acquiring company) at half the market price in certain circumstances involving a potential change in control for the Company unless the rights are earlier redeemed by the Company as directed by the board. The rights plan is intended as a means to protect the value of the stockholders' investment in the Company, while preserving the possibility of a fair acquisition bid. In addition, the Delaware General Corporation Law provides, among other things, that any beneficial owner of more than 15% of the Company's voting stock is prohibited, without the prior approval of the board, from entering into any business combination with the Company for three years from the date the 15% ownership interest is acquired. The Company's Restated Certificate of Incorporation and by-laws do not presently contain provisions that the board of directors considers to have an anti-takeover effect (other than the Company's classified board structure), and the board has no present intention of proposing such measures in the future.

VOTE  REQUIRED  FOR  APPROVAL

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the amendment to the Restated Certificate of Incorporation.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

             SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING

     Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the executive officers and directors that no other reports were required, the Company believes that all of such reports were filed on a timely basis by executive officers and directors during 2000, except that (i) Mr. Daniel W. Duval, a director, filed a single late Form 4 in connection with one open market purchase of 1,000 shares of common stock, and (ii) Mr. Joseph A. Seher, Chairman of the Board and Chief Executive Officer, filed a single late Form 4 in connection with an open market purchase of 4,200 shares of common stock.


                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     To be considered for inclusion in proxy materials for the Company's 2002 annual meeting, stockholder proposals to be presented at such annual meeting must be in writing and be received by the Company no later than December __, 2001.

     Other proposals that are not included in the proxy materials will be considered timely and may be eligible for presentation at the Company's 2002 annual meeting if they are received by the Company in the form of a written notice no later than January __, 2002.

                                 OTHER BUSINESS

     The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if a stockholder properly brings any other matters for action, each person named in the accompanying proxy intends to vote the proxy in accordance with his judgment on such matters.

By  Order  of  the  Board  of  Directors,
Mark  F.  Baggio
Vice  President,  General  Counsel  and
Secretary



April  ___,  2001


THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 IS INCLUDED AS A PART OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS WHICH ACCOMPANIES THIS PROXY STATEMENT AND FORM OF PROXY.

                 PRELIMINARY COPY - FOR INFORMATION OF SEC ONLY

                                  ABC-NACO INC.
                        2001 BUTTERFIELD ROAD, SUITE 502
                          DOWNERS GROVE, ILLINOIS 60515

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON __________, 2001


     The undersigned hereby appoints Joseph A. Seher and James P. Singsank, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of ABC-NACO Inc. to be held on _______, 2001, and at any adjournments thereof, on the following proposals:

1.     Election  of  Directors.

Nominees:   Daniel  W.  Duval,  Jean-Pierre M. Ergas, Donald W. Grinter and
Joseph  A.  Seher

2. Ratification of the appointment of Arthur Andersen LLP as independent public accountants.

3. Approval of an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

     With respect to other matters that properly come before the annual meeting or any adjournment of the annual meeting, the proxies named above are authorized to vote upon those matters in their discretion.

     You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign, date and return this card.

SEE  REVERSE  SIDE

Please mark your vote as in this example.        X


When this proxy card is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted FOR the election of directors, FOR proposal (2) below, and FOR proposal
(3) below.

The Board of Directors recommends a vote FOR each of proposal (1), (2) and (3) below.


                                             FOR          WITHHOLD

1.  Election of Directors
(see reverse side for Nominees)

FOR, except withhold from the following nominees:


------------------------------------------------------

                                             FOR          AGAINST     ABSTAIN

2.  Ratification of independent public accountants.


                                              FOR          AGAINST     ABSTAIN

3. Approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock.


    By signing this proxy card, you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held _______. 2001 and the Proxy Statement dated April ____, 2001.


Signature(s)  ___________________________________

Date          __________________, 2001


NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS A ATTORNEY, EXECUTOR, ADMINISTRATOR, OR GUARDIAN, PLEASE GIVE FULL TITLE.